UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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[ ]	Definitive Information Statement

PULSE EVOLUTION GROUP, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PULSE EVOLUTION GROUP, INC.

1115 Broadway, 12th Floor

New York, New York 10010

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

Approximate Date of Mailing: __________ , 2019

TO THE STOCKHOLDERS OF PULSE EVOLUTION GROUP, INC.:

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This notice and accompanying Information Statement is furnished to the holders of shares of common stock, par value $0.0001 per share (the “Common Stock”), of Pulse Evolution Group, Inc., a Florida corporation (the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the following action taken by unanimous written consent of the Board of Directors of the Company and by written consent of the holders of a majority of the voting power of the issued and outstanding Common Stock:

1.	Amend our articles of incorporation to change our corporate name from Pulse Evolution Group, Inc. to FaceBank Group, Inc. (the “Name Change” or “Corporate Action”).

The purpose of this Information Statement is to notify our stockholders that on August 26, 2019, stockholders holding a majority of the voting power of our issued and outstanding shares of capital stock executed a written consent approving the Corporate Action. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Action will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Corporate Action under Florida law and the Company’s articles of incorporation and bylaws, each as amended. As a result, no further action by any other stockholder is required to approve the Corporate Action and we have not and will not be soliciting your approval of the Corporate Action. Notwithstanding, the holders of our Common Stock of record at the close of business on August 26, 2019 are entitled to notice of the stockholder action by written consent.

This notice and the accompanying Information Statement are being mailed to our holders of Common Stock of record as of August 26, 2019 on or about ___________, 2019. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

By Order of the Board of Directors,
Pulse Evolution Group, Inc.

/s/ John Textor
John Textor
Chief Executive Officer
August 9, 2019

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PULSE EVOLUTION GROUP, INC.

Information Statement Pursuant to Section 14C

of the Securities Exchange Act of 1934

This Information Statement is being mailed on or about ______________, 2019, to all holders of record on August 26, 2019, of the $0.0001 par value common stock (the “Common Stock”) of Pulse Evolution Group, Inc., a Florida corporation (the “Company”), in connection with the vote of the Board of Directors of the Company and the approval by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company to amend our articles of incorporation to change our corporate name from Pulse Evolution Group, Inc. to FaceBank Group, Inc. (the “Name Change” or “Corporate Action”).

On July 29, 2019, our Board of Directors unanimously approved the Corporate Action and the amendment to the articles of incorporation (the “Amendment”). Subsequent to our Board of Directors’ approval of the Amendment, the holders of a majority of the voting power of our voting stock, on July 29, 2019, approved, by written consent, the Amendment and the Corporate Action. The consenting stockholders, consisted of the Company’s officers, directors and affiliates thereof, and their respective approximate ownership percentages of our voting stock totaled in the aggregate 50.82% of the outstanding voting stock.

Since the Board of Directors of the Company and the holders of a majority of the voting power of the Company’s issued and outstanding shares of capital stock have voted in favor of the Corporate Action, all corporate actions necessary to authorize the Corporate Action have been taken.

The Corporate Action will become effective upon the later of (i) the filing of the Amendment with the Secretary of State of the State of Florida regarding the Corporate Action, (ii) approval of the Corporate Action by the Financial Industry Regulatory Authority (“FINRA”), (iii) the 20th calendar day after the date on which this Information Statement and the accompanying notice are mailed to our stockholders, and (iv) __________, 2019. We expect the Corporate Action to be effective on or about ________, 2019 (the “Effective Date”). In no event will the Corporate Action be effective sooner than 20 days after we mail this Information Statement and accompanying notice to our stockholders. Our Board retains the authority to abandon the Corporate Action for any reason at any time prior to the Effective Date. Because the Corporate Action has already been approved by holders of a majority of the voting power of the Company’s outstanding shares of capital stock, you are not required to take any action. This Information Statement provides to you notice that the Corporate Action has been approved. You will receive no further notice of the approval nor of the Effective Date of the Corporate Action other than pursuant to reports which the Company will be required to file with the Securities and Exchange Commission (the “SEC”) in the future.

The Company’s Common Stock is traded over the counter on the OTCQB market tier of the OTC Markets Group Inc. under the symbol “DGLF.” The last sale price of our Common Stock as reported on the OTCQB was $7.52 on August 7, 2019.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on August 26, 2019 (the “Record Date”), are entitled to notice of the information disclosed in this Information Statement.

The Company’s authorized securities consist of (i) 400,000,000 shares of Common Stock, par value $0.0001 per share and (ii) 52,000,000 shares of preferred stock, par value $0.0001 per share, of which (a) 5,000,000 shares have been designated as the Series A Preferred stock, par value $0.0001 per share, (b) 1,000,000 shares have been designated as the Series B Preferred stock, par value $0.0001 per share, (c) 41,000,000 shares have been designated as the Series C Preferred stock, par value $0.0001 per share, (d) 2,000,000 shares have been designated as the Series D Preferred stock, par value $0.0001 per share and (e) 1,000,000 shares have been designated as the Series X Preferred stock, par value $0.0001 per share.

As of the Record Date, there were ______ shares of Common Stock issued and outstanding, held by ___ holders of record. As of the Record Date, no shares are issued and outstanding Company’s preferred stock, other than 253,000 shares of its Series D Preferred Stock, which are issued and outstanding. Holders of our Common Stock are entitled to one vote per share.

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STOCKHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the Corporate Action is authorized by Section 607.0704 of the Florida Business Corporation Act (the “FBCA”) and our bylaws. Section 607.0704 of the FBCA provides that, unless the articles of incorporation of a company provide otherwise, any action required or permitted by the FBCA to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. Our articles of incorporation, as amended, do not restrict this right. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Corporate Action as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of our voting power to approve the Corporate Action described in this Information Statement.

The Corporate Action described in this Information Statement cannot be taken until at least 20 calendar days after this Information Statement has first been sent or given to our stockholders.

EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

STOCKHOLDERS SHARING AN ADDRESS

We will deliver only one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting us at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

CORPORATE ACTION - NAME CHANGE

General

Our directors and stockholders representing a majority of the voting power of our capital stock have taken action by written consent to authorize our Board of Directors to effect the Amendment. Our Board of Directors has discretion to abandon the Name Change prior to its effectiveness.

Reasons for Name Change

Our principal reason for approving and recommending the Name Change is to align the Company’s corporate name with its principal strategy to be a global leader in the development and acquisition of digital human technology, which is principally focused on the human face, and to engage with customers through technology applications that are related to the faces of consumers. We also believe the Name Change will reduce confusion in the marketplace relating to the similarity between the current name of our company and the name of our operating subsidiary, Pulse Evolution Corporation.

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Potential Effects of Name Change

The Name Change will affect all holders of our Common Stock uniformly. The Name Change is not intended to, and will not, affect any stockholder’s percentage ownership interest in our company.

The Name Change will not change the terms of our Common Stock. After the Name Change, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Our Common Stock will remain fully paid and non-assessable. In addition, we plan to change our stock symbol to “FBNK” and CUSIP number as a result of the Name Change. Following the Effective Date of the Amendment and the Name Change, newly issued stock certificates bear the Company’s new name, but this will not affect the validity of stock certificates already outstanding.

Procedure for Effecting the Amendment and the Name Change

The Name Change will become effective upon the later of (i) the filing of the Amendment with the Secretary of State of the State of Florida, (ii) approval of the Name Change by FINRA, (iii) the 20th calendar date after the date on which this Information Statement and the accompanying notice are mailed to our stockholders, and (iv)__________, 2019. We expect the Name Change to be effective on or about ________, 2019. In no event will the Name Change be effective sooner than 20 days after we mail this Information Statement and accompanying notice to our stockholders. Our Board retains the authority to abandon the Name Change for any reason at any time prior to the Effective Date.

The form of the proposed Amendment necessary to effect the Name Change is attached hereto as Appendix A.

Accounting Matters

The proposed Amendment will not affect the par value of our Common Stock. As a result, on the Effective Date, the stated capital on our balance sheet attributable to our Common Stock will not be affected.

Certain Federal Income Tax Consequences of the Name Change

The will be no material U.S. federal income tax consequences of the Name Change to holders of our Common Stock.

Dissenters’ Rights

Under Florida law, stockholders will not be entitled to dissenters’ rights with respect to the proposed amendment to our articles of incorporation to effect the Name Change and we do not intend to independently provide stockholders with such rights.

AmendmentS of the Company’s Articles of Incorporation

The Company will amend its articles of incorporation in order to change the name of the Company from Pulse Evolution Group, Inc. to FaceBank Group, Inc. See Appendix A for the text of the Name Change.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our stock as of August 8, 2019, by (i) each person known by us to be the beneficial owner of more than 5% of any class of stock, (ii) each director and each of our named executive officers and (iii) all executive officers and directors as a group. As of August 8, 2019, there were 23,444,318 shares of our Common Stock outstanding.

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The number of shares of stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after August 8, 2019, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, the business address of each person listed is in care of Pulse Evolution Group, Inc., 1115 Broadway, 12th Floor, New York, New York 10010.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		% of Class(5)

John Textor	8,105,037	(1)	34.57%
Jordan Fiksenbaum	474,009	(2)	2.02%
Alexander Bafer	3,300,631	(3)	14.08%
Frank Esposito	66,251	(4)	* %
All directors and executive officers as a group (4 persons)	11,945,928		50.95%

5% Stockholders Not Named Above
N/A

* Less than 1%.

(1)	Mr. Textor serves as our Chief Executive Officer and a Director. Represents (i) 7,648,947 held jointly by Mr. Textor and Deborah W. Textor, Mr. Textor’s spouse; (ii) 246,535 held by Mrs. Textor directly; and (iii) 209,555 held by Mrs. Textor as custodian for Mr. and Mrs. Textor’s minor son. These shares are subject to the Voting agreement entered on August 8, 2018.

(2)	Mr. Fiksenbaum serves as our President.

(3)

Mr. Bafer serves as our Executive Chairman and a Director.  Represents (i) 19 shares of Common Stock held by Mr. Bafer and (ii) 3,300,612 shares of Common Stock held by Brick Top Holdings, Inc., a company owned and controlled by Mr. Bafer. Mr. Bafer has voting and dispositive control over the shares held by Brick Top Holdings, Inc.

(4)	Mr. Esposito serves as our Chief Legal Officer and a Director. Represents (i) 66,250 shares held by Mr. Esposito, and (ii) 1 share held by Esposito Partners. Mr. Esposito has dispositive and investment control over the shares held by Esposito Partners.

(5)	Based on 23,444,318 shares of our Common Stock Issued and outstanding as of August 8, 2019.

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MARKET FOR COMMON STOCK AND RELATED STOCKHOLDER MATTERS

Market Information

Our Common Stock is quoted on the OTC Pink tier of the OTC Markets and has traded under the symbol “DGLF”. Our stock has been thinly traded and there can be no assurance that a liquid market for our Common Stock will ever develop.

The following table sets forth the range of high and low bid prices for our Common Stock for the periods indicated. The 2017 and 2018 historical prices are adjusted for the 1-for-30 reverse split that was effective in February 2019. The information reflects inter-dealer prices, without retail mark-ups, mark-downs or commissions and may not necessarily represent actual transactions.

Year	Quarter Ended	High	Low
2019	June 30	$11.00	$3.00
	March 31	$20.10	$5.17
2018	December 31	$0.50	$0.11
	September 30	$0.78	$0.27
	June 30	$0.57	$0.30
	March 31	$4.31	$0.30
2017	December 31	$0.74	$0.31
	September 30	$1.01	$0.51
	June 30	$1.20	$0.80
	March 31	$4.00	$0.01

On August 7, 2019, the closing sale price for our Common Stock on the OTCQB was $7.52 per share.

As of August 26, 2019, there were approximately ___ record holders, an unknown number of additional holders whose stock is held in “street name” and _________ shares of Common Stock issued and outstanding.

Equity Compensation Plan Information

The Company has adopted a 2014 Equity Incentive Stock Plan (the “Plan”). The Plan provides for the issuance of up to 16,667 incentive stock options and nonqualified stock options to the Company’s employees, officers, directors, and certain consultants. The Plan is administered by the Company’s Board, and has a term of 10 years.

Dividend Policy

We have never declared or paid cash dividends on our capital stock. We currently intend to retain all available funds and any future earnings for use in the operation and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, in the Name Change that is not shared by all other stockholders.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing to Pulse Evolution Group, Inc., at 1115 Broadway, 12th Floor, New York, New York 10010, Attn: John Textor or by calling the Company at (212) 537-5775.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 1115 Broadway, 12th Floor, New York, New York 10010, Attn: John Textor or by calling the Company at (212) 537-5775.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, the address and phone number in the preceding paragraph. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the address or phone number provided in the preceding paragraph.

MISCELLANEOUS

Additional copies of this Information Statement may be obtained at no charge by writing to us at 1115 Broadway, 12th Floor, New York, New York 10010, Attn: John Textor.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH THESE ACTIONS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY (20) DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

Pulse Evolution Group, Inc.

/s/ John Textor
John Textor
August 9, 2019	Chief Executive Officer

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APPENDIX A

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF

PULSE EVOLUTION GROUP, INC.

Pursuant to Section 607.1006 of the Florida Business Corporation Act, Pulse Evolution Group, Inc., a Florida corporation (the “Corporation”), hereby amends (“Articles of Amendment”) its articles of incorporation, as amended (“Articles”), as follows:

A. “Article I – NAME” is hereby replaced in its entirety to read as follows:

“Article I – NAME

The name of the Corporation is “FaceBank Group, Inc.”

B. Authority to Amend. This amendment of the Articles of Incorporation have been duly adopted by the unanimous written consent of the Corporation’s board of directors as of July 29, 2019 in accordance with the provisions of Section 607.0821 of the Florida Business Corporation Act, and have been duly approved by the majority shareholders of the Corporation on July 29, 2019, and the number of votes cast for the amendments by the shareholders was sufficient for approval.

C. Effective Time. The foregoing amendments of the Articles of Incorporation shall become effective on the later of (a) the date on which Financial Industry Regulatory Authority approves the Corporation’s name change and (b) 20 days from the mailing of the Definitive Information Statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder.

IN WITNESS WHEREOF, the undersigned has executed these amendments to the Articles of Incorporation as of ________, 2019

Pulse Evolution Group, Inc.

By:
Name:	John Textor
Title:	Chief Executive Officer

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